Exhibit (24) - POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/David A. Bird
David A. Bird
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Anurag Chandra
Anurag Chandra
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and John C. Pintozzi, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Don Civgin
Don Civgin
Director, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of John C. Pintozzi and Don Civgin, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Angela K. Fontana
Angela K. Fontana
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Judith P. Greffin
Judith P. Greffin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Wilford J. Kavanaugh
Wilford J. Kavanaugh
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Jesse E. Merten
Jesse E. Merten
Director and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Samuel H. Pilch
Samuel H. Pilch
Director and Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/John C. Pintozzi
John C. Pintozzi
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Steven E. Shebik
Steven E. Shebik
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Thomas J. Wilson
Thomas J. Wilson
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Angela K. Fontana and Don Civgin, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; and The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 6th day of March, 2013.

/s/Matthew E. Winter
Matthew E. Winter
Director